Exhibit 99.2 Q4 2019 Earnings Presentation February 13, 2020 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President and Chief Financial Officer

Forward-Looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. 2 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

HII's Q4 & FY 2019 Highlights

- Revenues were ~$2.4 billion in the quarter; ~$8.9 billion in 2019
- Diluted EPS was $3.61 in the quarter; $13.26 in 2019
- Adjusted diluted EPS[1] was $4.36 in the quarter; $14.01 in 2019
- Cash from operations was $896 million and free cash flow[1] was $460 million in 2019

- Newport News Shipbuilding
  - Christened and launched aircraft carrier John F. Kennedy (CVN 79)
  - Re-delivered USS Gerald R. Ford (CVN 78) after completing post shakedown availability
  - Completed the undocking of USS George Washington (CVN 73)
  - Delivered Virginia-class submarine Delaware (SSN 791)
  - Awarded $15.2 billion contract for aircraft carriers CVN 80 and CVN 81
  - Awarded $7.7 billion contract for Block V Virginia-class submarines
- Ingalls Shipbuilding
  - Delivered guided missile destroyer Paul Ignatius (DDG 117)
  - Delivered National Security Cutter Midgett (NSC 8)
  - Completed acceptance trials for Tripoli (LHA 7)
  - Awarded $1.5 billion contract for detail design and construction of Harrisburg (LPD 30)
- Technical Solutions
  - Book-to-bill of 1.1x; Significant new contract wins

Consolidated Revenues
($M)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,068
$7,441
$8,176
$8,899
2016
2017
2018
2019

Backlog
($B)



$50
$40
$30
$20
$10
$0
$20.7
$21.4
$23.0
$46.5
2016
2017
2018
2019

Unprecedented backlog and strong operating momentum heading into FY20

[1] Non-GAAP measure. See appendix for definition and reconciliation.

3 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

HII’s Q4 2019 Consolidated Results Consolidated Revenues Operating Income ($M) ($M) $3,000 $250 $213 $215 $2,412 $2,500 $2,199 $200 $186 $2,000 $150 $1,500 $100 $1,000 $500 $50 $0 $0 Q4 2018 Q4 2019 Q4 2018 Q4 2019 GAAP Adjusted1 Operating Margin Diluted EPS 12% $6 9.7% $4.94 10% 8.9% $5 $4.36 7.7% 8% $4 $3.61 6% $3 4% $2 2% $1 0% $0 Q4 2018 Q4 2019 Q4 2018 Q4 2019 1 GAAP Adjusted GAAP Adjusted1 1Non-GAAP measure. See appendix for definition and reconciliation. 4 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

HII’s FY 2019 Consolidated Results Consolidated Revenues Operating Income ($M) ($M) $951 $10,000 $8,899 $1,000 $8,176 $8,000 $800 $736 $765 $6,000 $600 $4,000 $400 $2,000 $200 $0 $0 2018 2019 2018 2019 GAAP Adjusted1 Operating Margin Diluted EPS 14% $19.09 11.6% $20 12% $14.01 10% 8.3% 8.6% $15 $13.26 8% 6% $10 4% $5 2% 0% $0 2018 2019 2018 2019 1 GAAP Adjusted GAAP Adjusted1 1Non-GAAP measure. See appendix for definition and reconciliation. 5 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

HII’s Q4 and 2019 Capital Deployment Cash Flow Generation Shareholder Distributions ($M) ($M) $896 $1,000 $400 $363 $800 $566 $350 $600 $408 $460 $300 $400 $250 $214 $200 $200 $0 $150 $100 -$200 $100 ($158) $58 $149 -$400 $50 $42 -$600 ($436) $0 Q4 2019 2019 Q4 2019 2019 1 2 Cash from Operations CAPEX Free Cash Flow Dividends Share Repurchases (at cost) . Capital expenditures were 4.9% of revenues in 2019 . Cash contributions to pension and postretirement benefit plans were $59 million in 2019 o $21 million were discretionary contributions to our qualified pension plans . Distributed $100 million to shareholders in the fourth quarter, $363 million in 2019 o Repurchased 1 million shares at a cost of $214 million in 2019 o Paid dividends of $149 million in 2019 1Non-GAAP measure. See appendix for definition and reconciliation. 2 $214 million cash paid for repurchases excludes $48 million not yet settled for cash at the end of the prior year. 6 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

2020-2024 Pension Outlook 2019 3 3 3 3 3 ($ in millions) (Actual) 2020 2021 2022 2023 2024 Pension Discount Rate 4.34% 3.39% 3.39% 3.39% 3.39% 3.39% Expected Long-Term Return on Assets 7.25% 7.25% 7.25% 7.25% 7.25% 7.25% CAS Recoveries over/(under) Cash $216 $173 ($40) $25 $41 $12 Contributions1,2 FAS Expense1 ($139) ($69) ($61) ($49) ($21) $7 CAS Expense1 $275 $436 $48 $60 $116 $127 FAS/CAS Adjustment1 $136 $367 ($13) $11 $95 $134 Operating FAS/CAS Adjustment1 $124 $247 ($139) ($122) ($60) ($43) Non-Operating Retirement $12 $120 $126 $133 $155 $177 (Expense)/Income1 Pension and Post-retirement Benefits Cash $59 $263 $88 $35 $75 $115 Contributions2 1 Includes pension & other postretirement benefits. 2 2020 projected cash contributions of $263 million include $213 million of discretionary pension contributions ($205 million qualified; $8 million non-qualified), $33 million of post retirement benefits contributions, and $17 million of contributions to a grantor trust. 2021 projected cash contributions of $88 million include $54 million of discretionary pension contributions ($46 million qualified; $8 million non-qualified) and $34 million of post retirement benefits contributions. 3 Projected and subject to change. 7 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

2020 Financial Considerations[1]

- 2020 Revenue
  - Shipbuilding growth of 3-5%
  - Refined Technical Solutions portfolio to generate ~$1B in revenue
    - Excludes results from oil and gas business and San Diego Shipyard
    - Assumes the acquisition of Hydroid closes by the end of Q1 2020
- 2020 Operating Margin
  - 9% shipbuilding ROS
    - Averages ~8% for Q1-Q3 2020 with significant milestone events weighted toward Q4 2020
  - 5-7% Technical Solutions ROS
- Capital expenditures declining to ~2.5% of revenues in 2021

($M)	2019 (Actual)	2020[2]
Non-Current State Income Taxes	$19 expense	NM
Effective Tax Rate	19.6%	~21%
Interest Expense	$70	~$72
Depreciation & Amortization	$230	~$240
Capital Expenditures	4.9% of Sales	4-5% of Sales

[1] Projected and subject to change.
[2] Figures exclude impacts related to the acquisition of Hydroid, Inc., the divestiture of our oil and gas business and the San Diego Shipyard transaction.

8 HUNTINGTON INGALLS INDUSTRIES

HARD STUFF DONE RIGHT

Upcoming Program Milestones[1]

- 2020
  - Ingalls
    - Re-deliver DDG 62 (USS Fitzgerald)
    - Deliver DDG 119 (Delbert D. Black)
    - Deliver LHA 7 (Tripoli)
    - Deliver NSC 9 (Stone)
  - Newport News
    - Pier-side system testing on CVN 73 (USS George Washington)
    - System build-out in prep for major testing on CVN 79 (John F. Kennedy)
    - Re-deliver SSN 725 (USS Helena)
    - Pressure hull complete SSN 796 (New Jersey)
- 2021
  - Ingalls
    - Launch DDG 125 (Jack H. Lucas)
    - Lay keel of DDG 128 (Ted Stevens)
    - Complete sea trials for LPD 28 (Fort Lauderdale)
    - Lay keel of NSC 11 (unnamed)
  - Newport News
    - Re-deliver CVN 73 (USS George Washington)
    - Deliver SSN 794 (Montana)
    - Float off SSN 796 (New Jersey)
    - Ship final module of SSN 797 (Iowa)

[1]All milestones based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

9 HUNTINGTON INGALLS INDUSTRIES

HARD STUFF DONE RIGHT

Appendix HUNTINGTON INGALLS INDUSTRIES PROPRIETARY

Non-GAAP Measures Definitions We make reference to "adjusted operating income," "adjusted operating margin," "adjusted net earnings," "adjusted diluted earnings per share" and “free cash flow.” Adjusted operating income, adjusted operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. 11 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Non-GAAP Measures Definitions Cont’d Adjusted operating income is defined as operating income adjusted for the impact of the goodwill impairment in the fourth quarter of 2019. Adjusted operating margin is defined as adjusted operating income as a percentage of sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the impacts of the goodwill and long-lived asset impairments in the fourth quarter of 2019. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. 12 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Three Months Ended Year Ended December 31 December 31 ($ in millions) 2019 2018 2019 2018 Operating income $ 186 $ 213 $ 736 $ 951 As a percentage of sales and service revenues 7.7% 9.7% 8.3% 11.6 % Non-segment factors affecting operating income: Operating FAS/CAS adjustment (30) (72) (124) (290) Non-current state income taxes 17 7 19 2 Segment Operating Income $ 173 $ 148 $ 631 $ 663 As a percentage of sales and service revenues 7.2% 6.7% 7.1% 8.1 % Ingalls segment operating income $ 59 $ 84 $ 235 $ 313 As a percentage of Ingalls revenues 8.4% 12.0% 9.2% 12.0 % Newport News segment operating income 133 57 390 318 As a percentage of Newport News revenues 9.6% 4.5% 7.5% 6.7 % Technical Solutions segment operating income (loss) (19) 7.0 6 32 Adjustment for impairments of goodwill 29 - 29 - Non-GAAP ReconciliationsAdjusted Technical Solutions segment – operatingAdjusted Income (loss) Operating 10Income 7& Adjusted 35 32 Operating MarginAs a percentage of Technical Solutions revenues 2.7% 2.6% 2.7% 3.2 % Adjusted Segment Operating Income $ 202 $ 148 $ 660 $ 663 As a percentage of sales and service revenues 8.4% 6.7% 7.4% 8.1 % Three Months Ended Year Ended December 31 December 31 ($ in millions) 2019 2018 2019 2018 Operating income $ 186 $ 213 $ 736 $ 951 As a percentage of sales and service revenues 7.7% 9.7% 8.3% 11.6 % Adjustment for impairments of goodwill 29 - 29 - Adjusted Operating Income $ 215 $ 213 $ 765 $ 951 As a percentage of sales and service revenues 8.9% 9.7% 8.6% 11.6% 13 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Non-GAAP Reconciliations – Adjusted Net Earnings & Adjusted Diluted EPS Three Months Ended Year Ended December 31 December 31 (in millions, except per share amounts) 2019 2018 2019 2018 Adjusted Net Earnings Net earnings $ 149 $ 212 $ 549 $ 836 After-tax adjustment for goodwill and long-tived asset impairments(1) 31 - 31 - Adjusted Net Earnings $ 180 $ 212 $ 580 $ 836 Adjusted Diluted EPS Diluted earnings per share $ 3.61 $ 4.94 $ 13.26 $ 19.09 After-tax adjustment for goodwill and long-tived asset impairments per share(1) 0.75 - 0.75 - Adjusted Diluted EPS $ 4.36 $ 4.94 $ 14.01 $ 19.09 (1) Goodwill and other long-lived asset impairments $ 35 $ - $ 35 $ - Tax effect* 4 - 4 - After-tax effect 31 - 31 - Weighted-Average Diluted Shares Outstanding 41.3 42.9 41.4 43.8 Per share impact** $ 0.75 $ - $ 0.75 $ - *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. 14 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

Non-GAAP Reconciliations – Free Cash Flow Three Months Ended Year Ended December 31 December 31 ($ in millions) 2019 2018 2019 2018 Net cash provided by (used in) operating activities 566 648 896 914 Less capital expenditures: Capital expenditure additions (181) (170) (530) (463) Grant proceeds for capital expenditures 23 28 94 61 Free cash flow 408 506 460 512 15 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT

16 HUNTINGTON INGALLS INDUSTRIES HARD STUFF DONE RIGHT